EXHIBIT 6.(d)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated February 15, 2001 with respect to the statutory basis financial statements of TIAA-CREF Life Insurance Company included in the Registration Statement (Form S-6 No. 333-62162) and related Prospectus of TIAA-CREF Life Separate Account VLI-1, dated February 1, 2002.


                                                     /s/ ERNST & YOUNG LLP
                                                     ------------------------
                                                         ERNST & YOUNG LLP


New York, NY
January 29, 2002